                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                DECEMBER 18, 2006

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

              1-9466                                  13-3216325
     (Commission File Number)             (IRS Employer Identification No.)

        745 SEVENTH AVENUE
        NEW YORK, NEW YORK                              10019
      (Address of principal                           (Zip Code)
        executive offices)

               Registrant's telephone number, including area code:
                                 (212) 526-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 9.01.        Financial Statements and Exhibits

            (d)   Exhibits

      The following Exhibits are incorporated by reference into Registration
Statement on Form S-3 No. 333-134553 as exhibits thereto and are filed as part of this Report.

4.01  Calculation Agency Agreement, dated December 21, 2006, between the
      Registrant and Lehman Brothers Inc., as calculation agent (filed herewith)

4.02  Global Security representing the Registrant's Principal Protected Notes
      Linked to the Nikkei 225(SM) Index (NKY) due December 21, 2011 (filed herewith)

8.01  Tax Opinion of Simpson Thacher & Bartlett LLP relating to the Registrant's
      Principal Protected Notes Linked to the Nikkei 225(SM) Index (NKY) due
      December 21, 2011 (filed herewith)

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LEHMAN BROTHERS HOLDINGS INC.
                                         (Registrant)

                                 By: /s/ James J. Killerlane III
                                     -------------------------------------
                                         James J. Killerlane III
                                         Vice President

Date: December 21, 2006

                                  EXHIBIT INDEX

Exhibit No.                    Exhibit
-----------                    -------

4.01  Calculation Agency Agreement, dated December 21, 2006, between the
      Registrant and Lehman Brothers Inc., as calculation agent

4.02  Global Security representing the Registrant's Principal Protected Notes
      Linked to the Nikkei 225(SM) Index (NKY) due December 21, 2011 (filed herewith)

8.01  Tax Opinion of Simpson Thacher & Bartlett LLP relating to the Registrant's
      Principal Protected Notes Linked to the Nikkei 225(SM) Index (NKY) due
      December 21, 2011